UNITED STATES
		            SECURITIES AND EXCHANGE COMMISSION
		                  Washington, D.C. 20549


                  			      Form 8-K

                  			   Current Report

           		   Pursuant to Section 13 or 15(d)
	            of the Securities Exchange Act of 1934


      	  Date of Report (Date of earliest event reported)

                   			   July 12, 1996


              		   Southern National Corporation
      (Exact name of registrant as specified in its charter)

              		 Commission file number :  1-10853


    North Carolina                         56-0939887
(State of incorporation)        (I.R.S. Employer Identification No.)


	     200 West Second Street
   Winston-Salem, North Carolina                          27101
(Address of principal executive offices)                 (Zip Code)


                     			   (910) 733-2000
	       (Registrant's telephone number, including area code)


This Form 8-K has 11 pages. The sequential numbering of the pages is indicated in the lower center.

ITEM 5. OTHER EVENTS
		The purpose of this Current Report on Form 8-K is to file Southern National Corporation's Quarterly Performance Summary for the second quarter of 1996, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued July 12, 1996

July 12, 1996


FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                  MEDIA
B. Gloyden Stewart, Jr.  Scott E. Reed                    Bob Denham
Senior Vice President    Senior Executive Vice President  Vice President
Investor Relations       Chief Financial Officer          Public Relations
(919) 246-4219           (910) 733-3088                   (910) 733-2202


Southern National reports record 2nd quarter earnings


	WINSTON-SALEM, N.C. -- Southern National Corporation (NYSE:SNB) earned a record $73.9 million for the second quarter ended June 30, 1996, up 27.6% compared to the $57.9 million earned during the second quarter of 1995. Fully diluted earnings per share increased 32.1% to $.70, compared to $.53 earned in the prior year. Southern National's results produced a return on average assets of 1.47% and a return on average equity of 18.68%. Both indicators demonstrate strong profitability.

	"We developed several specific strategic objectives for 1996, including a commitment to substantially improve our net interest margin and increase our noninterest income by more than 20%," said Chairman and Chief Executive
Officer John A. Allison. "Our success in these areas has produced significant positive trends in earnings."

	For the six months ended June 30, 1996, Southern National reported net income of $143.5 million, an increase of 21.4% over the recurring earnings recorded in the first six months of 1995. Earnings per fully diluted share for the six months were $1.35, compared to $1.09 recorded on a recurring basis in the prior year, which is an increase of 23.9%.



				     MORE

	Net interest income was $394.5 million for the six months, up $26.7 million compared to the prior year. This increase was driven by significant growth in the net interest margin, which improved from 4.10% to 4.34% for the six months. Noninterest income rose 23.7% on a recurring basis, boosted by growth in mortgage banking income, investment services, service charges on deposit products and insurance commissions. The efficiency ratio, a measure of productivity, improved to 53.8% compared to 58.3% for the prior year.

	Southern National securitized $510.2 million of loans during the second quarter. This securitization program, which began during 1995, has been undertaken to enhance liquidity and provide flexibility in managing mortgage loan assets. Excluding the impact of these securitizations, average loans would have grown at a rate of 7.5% for the six months ended June 30, 1996, compared to the same period in 1995.

	"Obviously, we are delighted with our financial achievements during the first half of 1996," Allison said. "We enthusiastically anticipate that the second half of 1996 will provide continued earnings growth, increased identification with the BB&T brand, continued superior service quality for our customers and progress in the development of alternative delivery systems for our products."

	During the second quarter, the Board of Directors of Southern National approved a 17.4% increase in the quarterly dividend paid to common shareholders effective August 1, 1996. The increase, to $.27 per share, marks the 24th consecutive year that Southern National has declared an increase in the dividend.

	Southern National, with $20.6 billion in consolidated assets at June 30, 1996, is the parent company of Branch Banking and Trust Company (BB&T) and controls the second largest share of deposits in North Carolina and the third largest in South Carolina. Through its subsidiaries in the Carolinas and Virginia, Southern National currently operates 432 banking offices in 219 cities and towns.

	The common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $28.63 on July 11.

#


	Southern National's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of Southern National's news releases or to retrieve a specific release call 800-758-5804, extension 809325.


QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 3                                    Investor Relations     (919) 246-4871

                                                   						       For the Three Months Ended             Increase / (Decrease)
(Dollars in thousands, except per share data)                 6/30/96            6/30/95               $                 %
INCOME STATEMENT

 Interest income - taxable equivalent                  $      397,325     $      398,055    $            (730)               (.2) %

 Interest expense                                             188,041            205,135              (17,094)              (8.3)

 Net interest income - taxable equivalent                     209,284            192,920               16,364                8.5

 Less: Taxable equivalent adjustment                            8,446              7,958                  488                6.1

  Net interest income                                         200,838            184,962               15,876                8.6

 Provision for loan & lease losses                             12,000              7,000                5,000               71.4

  Net interest income after provision for loan
    & lease losses                                            188,838            177,962               10,876                6.1

 Noninterest income                                            71,803             67,377                4,426                6.6
 Noninterest expense                                          150,464            159,903               (9,439)              (5.9)

 Income before income taxes                                   110,177             85,436               24,741               29.0
 Provision for income taxes                                    36,260             27,528                8,732               31.7

  Net income                                           $       73,917      $      57,908               16,009               27.6 %

PER SHARE DATA

 Primary earnings                                      $          .70  $             .55  $               .15               27.3 %
 Fully diluted earnings                                           .70                .53                  .17               32.1

 Weighted average shares -    Primary                     105,150,050        103,523,801
                     			      Fully diluted               105,436,287        108,774,906
 Dividends paid on common shares                    $             .23  $             .20  $               .03               15.0 %

PERFORMANCE RATIOS

 Return on average assets                                       1.47 %             1.15 %
 Return on average common equity                               18.68              15.48
 Return on average total equity                                18.68              15.08
 Net yield on earning assets (taxable equivalent)               4.39               4.06
 Efficiency (taxable equivalent) *                              53.4               57.9


                                                 						       For the Six Months Ended               Increase / (Decrease)
(Dollars in thousands, except per share data)               6/30/96            6/30/95               $                 %
INCOME STATEMENT

 Interest income - taxable equivalent             $          789,175  $         774,144  $         15,031                1.9 %
 Interest expense                                            378,180            390,951           (12,771)              (3.3)

 Net interest income - taxable equivalent                    410,995            383,193            27,802                7.3

 Less: Taxable equivalent adjustment                          16,514             15,410             1,104                7.2

  Net interest income                                        394,481            367,783            26,698                7.3

 Provision for loan & lease losses                            22,500             14,000             8,500               60.7

  Net interest income after provision for loan &
    lease losses                                             371,981            353,783            18,198                5.1

 Noninterest income                                          139,470            104,354            35,116               33.7
 Noninterest expense                                         297,410            389,254           (91,844)             (23.6)

 Income before income taxes                                  214,041             68,883           145,158              210.7
 Provision for income taxes                                   70,514             23,320            47,194              202.4

  Net income                                      $          143,527  $          45,563  $         97,964              215.0 %

PER SHARE DATA

 Primary earnings                                 $             1.38  $             .42  $            .96             228.6 %
 Fully diluted earnings                                         1.35                .42               .93             221.4

 Weighted average shares -    Primary                    103,840,916        103,342,418
			                           Fully diluted              106,038,145        108,665,929
 Dividends paid on common shares                                 .46                .40                .06              15.0

PERFORMANCE RATIOS

 Return on average assets                                       1.43 %              .46 %
 Return on average common equity                               18.27               5.98
 Return on average total equity                                18.00               6.04
 Net yield on earning assets (taxable
   equivalent)                                                  4.34               4.10
 Efficiency (taxable equivalent)*                               53.8               58.3


NOTE:  * Excludes securities gains (losses) & foreclosed property expense for all periods and nonrecurring items for 1995.

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President (919) 246-4219
Page 4                                    Investor Relations    (919) 246-4871

                                                       								 For the Six Months Ended                Increase / (Decrease)
(Dollars in thousands, except per share data)                  6/30/96             6/30/95                $                 %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

 Interest income - taxable equivalent                  $          789,175  $         774,144  $         15,031                1.9 %
 Interest expense                                                 378,180            390,951           (12,771)              (3.3)

 Net interest income - taxable equivalent                         410,995            383,193            27,802                7.3

 Less: Taxable equivalent adjustment                               16,514             15,410             1,104                7.2

  Net interest income                                             394,481            367,783            26,698                7.3

 Provision for loan & lease losses                                 22,500             14,000             8,500               60.7

  Net interest income after provision for loan & lease
    losses                                                        371,981            353,783            18,198                5.1

 Noninterest income                                               139,470            112,745            26,725               23.7
 Noninterest expense                                              297,410            291,007             6,403                2.2

 Income before income taxes                                       214,041            175,521            38,520               21.9
 Provision for income taxes                                        70,514             57,306            13,208               23.0

  Net income excluding nonrecurring items                         143,527            118,215            25,312               21.4

  Nonrecurring items, net of tax                                      --              72,652           (72,652)                NM

  Net income                                           $          143,527  $          45,563  $         97,964              215.0 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

 Primary earnings                                      $             1.38  $            1.12  $             .26              23.2 %
 Fully diluted earnings                                              1.35               1.09                .26              23.9


                                                   							    As of / For the Six Months Ended          Increase / (Decrease)
(Dollars in thousands)                                         6/30/96             6/30/95               $                  %
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value                         $        5,261,852  $       5,554,214  $       (292,362)              (5.3) %
 Loans & leases                                                13,981,478         13,767,610           213,868                1.6
 Allowance for loan & lease losses                                177,195            176,175             1,020                 .6
 Other earning assets                                              22,209             42,923           (20,714)             (48.3)

  Total earning assets                                         19,320,168         19,350,181           (30,013)               (.2)

  Total assets                                                 20,556,137         20,663,614          (107,477)               (.5)

 Noninterest-bearing deposits                                   1,946,849          1,799,574           147,275                8.2
 Interest-bearing deposits                                     13,043,835         12,536,982           506,853                4.0

  Total deposits                                               14,990,684         14,336,556           654,128                4.6

 Short-term borrowed funds                                      1,785,553          3,147,213        (1,361,660)             (43.3)
 Long-term debt                                                 1,955,559          1,312,464           643,095               49.0

  Total interest-bearing liabilities                           16,784,947         16,996,659          (211,712)              (1.2)

 Common equity                                                  1,577,251          1,499,184            78,067                5.2
 Preferred equity                                                     --              71,785           (71,785)                NM

  Total shareholders' equity                           $        1,577,251  $       1,570,969  $          6,282                 .4 %

 Average balances

 Securities, at amortized cost                         $        4,966,587  $       5,424,635  $       (458,048)              (8.4) %
 Loans & leases                                                13,996,301         13,374,454           621,847                4.6
 Other earning assets                                              14,170             47,188           (33,018)             (70.0)

  Total earning assets                                         18,977,058         18,846,277           130,781                 .7

  Total assets                                                 20,123,927         20,017,546           106,381                 .5

 Noninterest-bearing deposits                                   1,823,309          1,693,399           129,910                7.7
 Interest-bearing deposits                                     12,723,687         12,593,046           130,641                1.0

  Total deposits                                               14,546,996         14,286,445           260,551                1.8

 Short-term borrowed funds                                      2,060,851          3,044,118          (983,267)             (32.3)
 Long-term debt                                                 1,645,608            908,230           737,378               81.2

  Total interest-bearing liabilities                           16,430,146         16,545,394          (115,248)               (.7)

 Common equity                                                  1,572,785          1,448,238           124,547                8.6
 Preferred equity                                                  30,484             73,896           (43,412)             (58.7)

  Total shareholders' equity                           $        1,603,269  $       1,522,134  $         81,135                5.3 %


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
       	Applicable ratios are annualized.
	       NM - not meaningful.



QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 246-4219
Page 5                                    Investor Relations     (919) 246-4871

                                                           									    As of / For the Quarter Ended
(Dollars in thousands, except per share data)
                                   					    6/30/96              3/31/96           12/31/95            9/30/95            6/30/95
INCOME STATEMENT

 Interest income - taxable equivalent

 Interest & fees on loans & leases $         315,199   $          311,016  $         318,325  $         316,711  $         311,721
 Interest & dividends on securities           81,971               80,590             84,711             85,657             85,601
 Interest on short-term investments              155                  244                762                401                733
  Total interest income - taxable
    eqivalent                                397,325              391,850            403,798            402,769            398,055

 Interest expense

 Interest on deposits                        136,870              140,488            142,056            142,779            142,180
 Interest on short-term borrowed
   funds                                      25,409               27,577             42,805             46,821             48,194
 Interest on long-term debt                   25,762               22,074             20,831             20,384             14,761
  Total interest expense                     188,041              190,139            205,692            209,984            205,135

 Net interest income - taxable
   equivalent                                209,284              201,711            198,106            192,785            192,920

 Less: Taxable equivalent adjustment           8,446                8,068              8,611              8,514              7,958

  Net interest income                        200,838              193,643            189,495            184,271            184,962

 Provision for loan & lease losses            12,000               10,500             10,400              7,000              7,000

  Net interest income after provision for
   loan & lease losses                       188,838              183,143            179,095            177,271            177,962

 Noninterest income

 Service charges on deposits                  26,804               25,214             23,459             22,381             22,511
 Mortgage banking activities                   8,542                9,300              7,827              9,019              4,367
 Trust revenue                                 6,166                4,674              5,151              4,483              4,715
 General insurance commissions                 4,577                6,189              3,815              3,479              4,163
 Other nondeposit fees & commissions          18,779               16,910             15,179             15,271             14,632
 Securities (losses) gains, net                (154)                  (8)                131              1,114                --
 Other income                                  7,089                5,388              5,264              5,818             16,989
  Total noninterest income                    71,803               67,667             60,826             61,565             67,377

 Noninterest expense

 Personnel expense                            74,542               73,666             69,453             73,171             75,343
 Occupancy & equipment expense                24,870               24,963             24,436             25,438             27,729
 Federal deposit insurance expense             3,172                3,355              4,114              2,901              7,975
 Foreclosed property expense                     348                  744                910                524              1,034
 Amortization of intangibles
   & servicing rights                          2,792                3,230              2,817              2,982              2,522
 Other noninterest expense                    44,740               40,988             36,971             39,727             45,300
  Total noninterest expense                  150,464              146,946            138,701            144,743            159,903

 Income before income taxes                  110,177              103,864            101,220             94,093             85,436
 Provision for income taxes                   36,260               34,254             31,130             31,613             27,528

  Net income                       $          73,917   $           69,610  $          70,090  $          62,480  $          57,908


PER SHARE DATA

 Primary earnings                  $             .70   $              .67  $             .66  $             .59  $             .55
 Fully diluted earnings                          .70                  .65                .64                .57                .53
 Dividends paid on common shares                 .23                  .23                .23                .23                .20
 Book value per common share                   15.25                15.13              15.52              14.87              14.60

NOTES:  Fully diluted earnings per share, excluding nonrecurring items, were $.55 in second quarter 1995 and $.61 in third
       	  quarter 1995.
	       Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
       	  Servicing Rights."



QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President (919) 246-4219
Page 6                                    Investor Relations    (919) 246-4871

                                                      									    As of / For the Quarter Ended
(Dollars in thousands)                   6/30/96              3/31/96           12/31/95            9/30/95            6/30/95
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value     $       5,261,852   $        4,835,082  $       5,355,313  $       5,379,645  $       5,554,214
 Loans & leases                           13,981,478           14,059,126         13,812,485         14,045,637         13,767,610
 Allowance for loan & lease losses           177,195              175,104            172,158            174,069            176,175
 Other earning assets                         22,209               12,608            120,149              9,310             42,923
  Total earning assets                    19,320,168           18,908,400         19,236,767         19,420,965         19,350,181

  Total assets                            20,556,137           20,174,126         20,492,929         20,676,073         20,663,614

 Noninterest-bearing deposits              1,946,849            1,995,143          1,885,725          1,845,262          1,799,574
 Interest-bearing deposits                13,043,835           13,168,170         12,798,331         12,589,778         12,536,982
  Total deposits                          14,990,684           15,163,313         14,684,056         14,435,040         14,336,556

 Short-term borrowed funds                 1,785,553            1,565,525          2,491,285          3,012,707          3,147,213
 Long-term debt                            1,955,559            1,603,346          1,383,935          1,305,282          1,312,464
  Total interest-bearing liabilities      16,784,947           16,337,041         16,673,551         16,907,767         16,996,659

 Common equity                             1,577,251            1,563,081          1,604,000          1,536,458          1,499,184
 Preferred equity                                --                   --              70,063             70,689             71,785
  Total shareholders' equity               1,577,251            1,563,081          1,674,063          1,607,147          1,570,969

 Goodwill                                     38,681               39,948             41,252             42,574             43,989
 Core deposit & other intangibles              7,700                7,809              8,278              8,750              9,258
  Total intangibles                           46,381               47,757             49,530             51,324             53,247

  Mortgage servicing rights                   29,786               21,786             18,265             14,245              7,850

  Negative goodwill                           42,291               43,851             45,410             46,969             48,529

 Average balances

 Securities, at amortized cost     $       4,975,231   $        4,957,943  $       5,321,514  $       5,452,924  $       5,466,584
 Loans & leases                           14,114,524           13,878,078         13,915,553         13,889,121         13,543,229
 Other earning assets                         10,780               17,560             52,218             31,033             47,557
  Total earning assets                    19,100,535           18,853,581         19,289,285         19,373,078         19,057,370

  Total assets                            20,241,757           20,006,097         20,439,534         20,609,158         20,250,286

 Noninterest-bearing deposits              1,848,295            1,798,323          1,889,603          1,705,197          1,700,458
 Interest-bearing deposits                12,741,060           12,706,314         12,332,095         12,506,069         12,605,342
  Total deposits                          14,589,355           14,504,637         14,221,698         14,211,266         14,305,800

 Short-term borrowed funds                 2,012,842            2,108,860          2,930,923          3,201,200          3,219,920
 Long-term debt                            1,779,639            1,511,577          1,376,756          1,309,932            910,946
  Total interest-bearing liabilities      16,533,541           16,326,751         16,639,774         17,017,201         16,736,208

 Common equity                             1,591,427            1,554,144          1,574,242          1,518,167          1,466,777
 Preferred equity                                --                60,967             70,176             71,463             73,652
  Total shareholders' equity               1,591,427            1,615,111          1,644,418          1,589,630          1,540,429

RISK-BASED CAPITAL

 Risk-based capital:
  Tier 1                           $       1,564,484   $        1,516,412  $  1,593,366       $       1,549,420  $       1,495,054
  Total                                    1,979,165            1,673,170     1,746,645               1,715,171          1,664,728
 Risk-based capital ratios:
  Tier 1                                        11.7 %               12.1 %            13.0  %             12.0 %             11.3 %
  Total                                         14.9                 13.4              14.3                13.3               12.6
 Leverage capital ratio                          7.8                  7.6               7.8                 7.5                7.4

PERFORMANCE RATIOS

 Return on average assets                       1.47 %               1.40 %             1.36 %             1.20 %             1.15 %
 Return on average common equity               18.68                17.86              17.35              16.00              15.48
 Return on average total equity                18.68                17.33              16.91              15.59              15.08
 Net yield on earning assets
  (taxable equivalent)                          4.39                 4.28               4.07               3.95               4.06
 Efficiency (taxable equivalent) *              53.4                 54.3               53.2               54.5               57.9
 Equity as a percentage of total assets
  end of period                                  7.7                  7.7                8.2                7.8                7.6
 Average earning assets as a percentage
  of average total assets                       94.4                 94.2               94.4               94.0               94.1
 Average loans & leases as a percentage
  of average deposits                           96.7                 95.7               97.8               97.7               94.7

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
       	Applicable ratios are annualized.
	       * Excludes securities gains (losses) & foreclosed property expense for all periods & nonrecurring items for 1995.
       	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	         Servicing Rights."



QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President (919) 246-4219
Page 7                                    Investor Relations    (919) 246-4871

(Dollars in thousands, except per share data)
                                                                     As of / For the Quarter Ended
                                 					    6/30/96              3/31/96           12/31/95            9/30/95            6/30/95
ASSET QUALITY ANALYSIS

 Allowance For Loan & Lease Losses
  Beginning balance                $        175,104   $          172,158  $         174,069  $         176,175  $         174,189
  Provision for loan & lease losses          12,000               10,500             10,400              7,000              7,000
  Charge-offs                               (13,129)             (10,599)           (15,128)           (11,875)            (8,378)
  Recoveries                                  3,220                3,045              2,817              2,769              3,364
   Ending balance                  $        177,195   $          175,104  $         172,158  $         174,069  $         176,175

 Nonperforming Assets
  Nonaccrual loans & leases        $         62,670   $           64,796  $          61,489  $          62,763  $          48,927
  Foreclosed real estate                      4,926                4,938              6,868              6,981              8,759
  Other foreclosed property                   3,115                2,662              2,817              2,717              1,518
   Nonperforming assets            $         70,711   $           72,396  $          71,174  $          72,461  $          59,204

  Loans 90 days or more past due
   & still accruing                $         18,025   $           28,249  $          29,094  $          26,909  $          30,335

 Asset Quality Ratios
  Nonaccrual loans & leases as a
   percentage of total loans & lease            .45 %                .46 %              .45 %              .45 %              .36 %
  Nonperforming assets as a percentage of:
   Total assets                                 .34                  .36                .35                .35                .29
   Loans & leases plus
    foreclosed property                         .51                  .51                .51                .52                .43
  Net charge-offs as a percentage of
   average loans & leases                       .28                  .22                .35                .26                .15
  Allowance for loan & lease losses as
   a percentage of loans & leases              1.27                 1.25               1.25               1.24               1.28
  Ratio of allowance for loan & lease losses to:
   Net charge-offs                             4.45 x               5.76 x             3.52 x             4.82 x             8.76 x
   Nonaccrual loans & leases                   2.83                 2.70               2.80               2.77               3.60

MEMO ITEMS

 Unrealized (depreciation) appreciation on
  securities available for sale,
  net of tax                       $        (33,614)   $          (1,088)  $          31,167  $           8,321  $           9,055
 Common stock prices (daily close):
                             			 High         31.75                29.75               27.00              27.13              24.13
				                              Low         28.88                25.88               25.63              23.63              19.88
                     			End of Period         31.75                27.75               26.25              26.25              24.00
 Weighted average shares - Primary      105,150,050          102,540,444         104,756,961        104,367,957        103,523,801
               	     Fully Diluted      105,436,287          106,315,683         109,101,185        109,202,178        108,774,906
 End of period shares outstanding       103,430,150          103,343,520         103,357,440        103,323,683        102,709,306
 End of period offices                          432                  437                 441                447                452


                                                  						       As of / For the Six Months Ended         Increase / (Decrease)
(Dollars in thousands)                                         6/30/96             6/30/95               $                 %


 Allowance For Loan & Lease Losses
  Beginning balance                                    $         172,158  $         171,734  $              424                0.2 %
  Provision for loan & lease losses                               22,500             14,000               8,500               60.7
  Charge-offs                                                    (23,728)           (15,472)              8,256               53.4
  Recoveries                                                       6,265              5,913                 352                6.0
   Ending balance                                      $         177,195  $         176,175  $            1,020                0.6 %

 Asset Quality Ratios
  Net charge-offs as a percentage of
   average loans & leases                                            .25 %              .14 %
  Ratio of allowance for loan & lease losses to
   net charge-offs                                                  5.05 x             9.14 x


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
       	Applicable ratios are annualized.
       	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
       	  Servicing Rights."



QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President (919) 246-4219
Page 8                                    Investor Relations    (919) 246-4871

                                                             									       For the Quarter Ended
					                                        6/30/96              3/31/96           12/31/95            9/30/95            6/30/95
INTEREST YIELDS/RATES (Taxable equivalent)

 Interest income:
 Securities*                                    6.59 %               6.50 %             6.32 %             6.23 %             6.28 %
 Loans & leases                                 8.97                 9.00               9.08               9.05               9.23
 Other earning assets                           5.75                 5.59               5.79               5.13               6.18

  Total earning assets*                         8.35                 8.34               8.31               8.25               8.38

 Interest expense:
 Interest-bearing deposits                      4.32                 4.45               4.57               4.53               4.52
 Short-term borrowed funds                      5.08                 5.26               5.79               5.80               6.00
 Long-term debt                                 5.82                 5.87               6.00               6.17               6.50

  Total interest-bearing liabilities            4.57                 4.68               4.90               4.90               4.92

 Net yield on earning assets                    4.39 %               4.28 %             4.07 %             3.95 %             4.06 %

NOTES:  *Yields calculated based on securities at amortized cost.
       	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	         Servicing Rights."

                                                                     									        		As of
(Dollars in thousands)                                                                 6/30/96
DERIVATIVES: INTEREST RATE SWAPS, CAPS & FLOORS
                                                        								 Notional            Receive             Pay           Unrealized
 Type                                                             Amount              Rate               Rate        Gains (Losses)

 Receive fixed swaps                                   $          310,000               6.92 %             5.57 % $         1,654
 Pay fixed swaps                                                  308,564               5.47               5.46                92
 Basis swaps                                                      250,000               5.53               5.51            (2,311)
 Floors                                                           105,000                --                 --                289

 Total                                                 $          973,564               6.00 %             5.51 % $          (276)

                                                                 										        One Year            One to              After
 Contractual Maturity Schedule                                    Total             or Less          Five Years         Five Years

 Receive fixed swaps                                   $          310,000  $          10,000  $          50,000  $         250,000
 Pay fixed swaps                                                  308,564             14,965            289,118              4,481
 Basis swaps                                                      250,000                --             250,000                --
 Floors                                                           105,000                --             105,000                --
 Total                                                 $          973,564  $          24,965  $         694,118  $         254,481


S I G N A T U R E

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						SOUTHERN NATIONAL CORPORATION
						      (Registrant)

						By:     /S/ SHERRY A. KELLETT

						      Sherry A. Kellett
				      Executive Vice President and Controller
					    (Principal Accounting Officer)
Date:  July 12, 1996